Exhibit 99.1

EXECUTION VERSION

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of June 6, 2018, is made by and between Taylor Morrison Home Corporation, a Delaware corporation (the “Parent”), and TPG Aviator, L.P., a Delaware limited partnership (the “Stockholder”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement (as defined below), each as in effect on the date hereof.

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Taylor Morrison Communities, Inc., a Delaware corporation and indirect subsidiary of Parent, Thor Merger Sub, Inc., a Delaware corporation and indirect subsidiary of Parent (“Merger Sub”) and AV Homes, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which, among other things, provides for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, the Stockholder agrees to enter into this Agreement with respect to all Company Shares that the Stockholder owns as of the date of this Agreement and any additional Company Shares that the Stockholder may hereinafter acquire;

WHEREAS, the Stockholder is the beneficial owner, and has sole or shared voting power with respect to 9,215,017 Company Shares (together with any additional Company Shares with respect to which (a) the Stockholder acquires beneficial ownership and (b) has sole or shared voting power, after the date hereof and prior to the termination of this Agreement in accordance with its terms, the “Subject Shares”; provided, that, for clarity, the Subject Shares shall not include any Company Shares that may be issued pursuant to a conversion of Stockholders’ Convertible Notes Due 2020 except to the extent such conversion and issuance actually occurs prior to the termination of this Agreement);

WHEREAS, the Company Board has, prior to the execution of this Agreement, approved, for purposes of Section 203 of the DGCL, this Agreement and the transactions contemplated hereby;

WHEREAS, as a condition to Parent’s willingness to enter into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

SECTION 1. Voting Agreement.

1.1 Voting Agreement. The Stockholder hereby agrees that, subject to and conditioned upon the approval by the Company Board, for purposes of Section 203 of the DGCL, of this Agreement and the Merger Agreement, and the transactions contemplated hereby and thereby, from the date of this Agreement until the termination of this Agreement in accordance with Section 5 (the “Voting Period”), at any meeting of the Company’s stockholders (including the Company Stockholders Meeting), however called, and at every adjournment or postponement thereof, or in any action proposed to be taken by written consent of the stockholders of the Company, the Stockholder shall appear (in person or by proxy) at such meeting of the Company’s stockholders (including the Company Stockholders Meeting), or any adjournment or postponement thereof, in accordance with the Company Bylaws and cause all of the Subject Shares to be counted as present thereat for purposes of calculating a quorum and shall affirmatively vote (or cause to be voted) all of the Subject Shares:

(a) in favor of, or, if action is to be taken by written consent in lieu of a meeting of the Company’s stockholders, deliver to the Company a duly executed affirmative written consent in favor of (to the extent applicable), (i) the adoption of the Merger Agreement, (ii) any proposal to adjourn the Company Stockholders Meeting to solicit additional proxies in favor of the adoption of the Merger Agreement and the approval of the Merger if there are not sufficient votes to adopt the Merger Agreement and approve the Merger on the date on which such Company Stockholders Meeting is held and (iii) any other action, proposal, transaction or agreement that would reasonably be expected to facilitate the timely consummation of the Merger and which the Company Board has recommended that the Company’s stockholders vote in favor of; and

(b) against, and not provide any written consent with respect to or for, the adoption or approval of (i) any Acquisition Proposal (and the transactions contemplated thereby), including any Superior Proposal, (ii) any action, omission, proposal, transaction or agreement to be taken, consummated or entered into by the Company that, if so taken, consummated or entered into by the Company would, or would reasonably be expected to, result in (x) a breach by the Company of any covenant, representation, warranty or other obligation of the Company set forth in the Merger Agreement or (y) the failure of any of the conditions to the obligations of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement set forth in Article 6 of the Merger Agreement and (iii) any agreement (including, without limitation, any amendment, waiver, release from or non-enforcement of any agreement), any amendment, supplement, modification or restatement of the Company Charter or the Company Bylaws, to the extent such agreement, amendment, supplement, modification or restatement or other action or failure to act is intended or would reasonably be expected to prevent, interfere with, impair or delay the consummation of the Merger.

1.2 Other Voting. The Stockholder shall vote in its sole discretion on all issues other than those specified in Section 1.1.

1.3 Other Agreements.

(a) No Solicitation. During the Voting Period, the Stockholder hereby agrees that it shall not, and shall instruct and use commercially reasonable efforts to cause any directors, officers, employees, controlled affiliates, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives of the Stockholder not to, (i) initiate, solicit, knowingly facilitate or knowingly encourage the submission or announcement of any inquiries, proposals or offers relating to any Acquisition Proposal or engage in any discussions or negotiations with respect thereto (other than informing any Third Party of the existence of the provisions contained herein and in Section 5.3 of the Merger Agreement), (ii) approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal, (iii) enter into any letter of intent or other similar agreement relating to any Acquisition Proposal or (iv) resolve or agree to do any of the foregoing; provided that Section 1.3(a)(i) shall not restrict the Stockholder from taking any action or doing anything that the Company is permitted to do in accordance with the terms of Section 5.3 of the Merger Agreement.

(b) Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives and agrees not to exercise any statutory rights of appraisal or rights to dissent that the Stockholder may have, or that may arise, under the Merger Agreement, the DGCL or otherwise, with respect to the Merger Agreement or the Merger.

(c) No Subsequent Limitations. The Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would violate or prevent, impair or delay the Stockholder from performing its obligations under the provisions and agreements set forth in this Section 1.

1.4 No Limitations on Actions; No Ownership Interest.

(a) Notwithstanding anything to the contrary herein, Parent expressly acknowledges that the Stockholder is entering into this Agreement solely in its capacity as the beneficial owner of the Subject Shares and this Agreement shall not limit or otherwise affect (or require the Stockholder to attempt to limit or otherwise affect) the actions or fiduciary duties of the Stockholder, or any affiliate, partner, trustee, beneficiary, settlor, employee or designee of the Stockholder or any of its affiliates (collectively, the “Stockholder Affiliates”) in its capacity, if applicable, as a member of the Company Board, and Parent shall not, and shall cause its affiliates not to, assert any claim that any action taken by the Stockholder or any of the Stockholder Affiliates in its capacity as a member of the Company Board violates this Agreement. It is expressly understood that the Stockholder is not making any agreement or understanding in its capacity as, or on behalf of any designee or representative of the Stockholder who is, a director, trustee, officer or other fiduciary of the Company or its Subsidiaries.

(b) Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Subject Shares, except as provided herein.

SECTION 2. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

2.1 Organization. The Stockholder is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

2.2 Subject Shares. As of the date hereof, other than the Subject Shares, the Stockholder does not hold or control any other equity interests possessing voting rights in or with respect to the Company. As of the date hereof, the Stockholder has sole voting power (including the right to control such vote as contemplated herein), power of disposition, power to issue instructions with respect to the matters set forth in this Agreement and power to agree to all of the matters applicable to the Stockholder set forth in this Agreement, in each case, over all of the Subject Shares currently or hereinafter owned by the Stockholder. The Stockholder holds all of the Subject Shares, free and clear of any and all claims, Liens, encumbrances or restrictions on the right to vote the Subject Shares, except as may exist by reason of this Agreement or the Stockholder’s Agreement. Other than such consents as have already been obtained, no consent of any Person is required for the Stockholder to execute and deliver this Agreement.

2.3 Authority Relative to this Agreement. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary and appropriate action on behalf of the Stockholder. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent that enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights or by general equitable principles (whether considered in a proceeding at Law or in equity).

2.4 No Conflict. None of the execution, delivery or performance of this Agreement by the Stockholder or any other transaction contemplated by this Agreement will (with or without notice or lapse of time, or both), directly or indirectly, conflict with or violate any Law applicable to the Stockholder, except as would not reasonably be expected, either individually or in the aggregate, to impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby. None of the execution, delivery or performance of this Agreement by the Stockholder or any other transaction contemplated by this Agreement will (with or without notice or lapse of time, or both), directly or indirectly, conflict with or violate any provision of the charter, certificate of incorporation, articles of association, by-laws, operating agreement or similar formation or governing documents or instruments of the Stockholder. None of the execution, delivery or performance of this Agreement by the Stockholder or any other transaction contemplated by this Agreement will (x) (with or without notice or lapse of time, or both), directly or indirectly, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on, any of the properties or assets of the Stockholder, including the Subject Shares or (y) assuming the Company has taken all necessary action to exempt the Merger, the Merger Agreement, this Agreement and the transactions contemplated hereby and thereby from the restrictions set forth in Section 203 of the DGCL, render Section 203 of the DGCL applicable to the Merger, the Merger Agreement, this Agreement and the transactions contemplated hereby and thereby.

2.5 Absence of Other Voting Agreements. Other than the Stockholder’s Agreement, the Stockholder is not a party to, and the Subject Shares are not otherwise subject to, any agreement, arrangement or other understanding (i) that would constitute a breach of Section 1.1 if entered into during the Voting Period or (ii) that would reasonably be expected to materially delay, impair or restrict the Stockholder’s ability to perform its obligations under this Agreement.

2.6 No Litigation. There is no action, suit, investigation, complaint or other proceeding pending against the Stockholder or, to the knowledge of the Stockholder, any other Person, or, to the knowledge of the Stockholder, threatened against the Stockholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the performance by the Stockholder of its obligations under this Agreement.

SECTION 3. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:

3.1 Organization. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware.

3.2 Authority Relative to this Agreement. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary and appropriate corporate action by Parent. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights or by general equitable principles (whether considered in a proceeding at Law or in equity).

3.3 No Conflict. None of the execution, delivery or performance of this Agreement by Parent will (with or without notice or lapse of time, or both), directly or indirectly, conflict with or violate any Law applicable to Parent, except as could not reasonably be expected, either individually or in the aggregate, to impair the ability of Parent to perform its obligations hereunder. None of the execution, delivery or performance of this Agreement by Parent will (with or without notice or lapse of time, or both), directly or indirectly, conflict with or violate any provision of the Parent Charter, the Parent Bylaws or the organizational or governing documents of Merger Sub or any Parent Subsidiary. None of the execution, delivery or performance of this Agreement by Parent will (with or without notice or lapse of time, or both), directly or indirectly, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the Subject Shares, except as could not reasonably be expected, either individually or in the aggregate, to impair the ability of Parent to perform its obligations hereunder.

SECTION 4. Additional Agreements.

4.1 Additional Shares. In the event of a share split, dividend or distribution, or any other change in the Company Shares by reason of any share split, dividend, distribution, subdivision, recapitalization, reclassification, consolidation, conversion or the like, including the exchange of any securities convertible into or exercisable for any Company Shares, or any other acquisition of (or acquisition of control of) Company Shares after the date hereof, the term “Subject Shares” shall be deemed to refer to and include such shares as well as all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

4.2 Transfer or Encumbrance. Other than a Permitted Transfer, during the Voting Period, the Stockholder shall not permit or allow any of the Subject Shares to be, and shall cause the Subject Shares not to be, directly or indirectly, (i) Transferred, and shall not make any offer or enter into any agreement providing for a Transfer of any of the Subject Shares and shall not commit to do, consent to, or otherwise facilitate any of the foregoing, except in cases where the transferee executes a customary joinder to this Agreement in a form reasonably acceptable to Parent agreeing to be bound by this Agreement in the same manner as the Stockholder, including full recourse to the Subject Shares so Transferred for any violation of this Agreement by the Stockholder or such transferee or (ii) deposited into a voting trust or become subject to a voting agreement or arrangement or a grant of a proxy or power of attorney (other than pursuant to this Agreement). Any Transfer or encumbrance or attempted Transfer or encumbrance in violation of this Agreement shall be void ab initio.

4.3 Consideration Election. The Stockholder agrees that, on or prior to the Election Deadline, it shall make a Stock Election with respect to each Subject Share (which election it shall not revoke) in accordance with Section 2.8 of the Merger Agreement. For clarity, the proration mechanics in Section 2.1(c) of the Merger Agreement will apply to the Subject Shares and the Merger Consideration to be received in connection therewith.

SECTION 5. Termination.

5.1 This Agreement, and all of the rights and obligations set forth herein, shall terminate and be of no further force or effect upon the occurrence of the following:

(a) at any time prior to the Company Stockholder Approval, if the Company Board shall have effected a Change of Board Recommendation;

(b) the earlier of (i) the Closing in accordance with the terms of the Merger Agreement and (ii) the termination of the Merger Agreement in accordance with its terms;

(c) any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Stockholder’s prior written consent, that (i) diminishes the Merger Consideration received by the stockholders of the Company, (ii) changes the form of Merger Consideration payable to the stockholders of the Company, or (iii) extends the Outside Date or imposes any additional conditions or obligations that would reasonably be expected to prevent the consummation of the Merger; or

(d) the mutual written consent of the parties hereto.

5.2 Notwithstanding Section 5.1, termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at Law or in equity) against any other party hereto for such party’s willful and material breach of any of the terms of this Agreement prior to such termination.    The provisions of this Section 5 and Section 6 hereof shall survive the termination of this Agreement.

SECTION 6. Miscellaneous.

6.1 Expenses. Subject to any other agreement between the parties, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Merger is consummated.

6.2 Entire Agreement; No Third Party Beneficiaries.

(a) This Agreement, together with the Merger Agreement, constitute the entire agreement of the parties and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; provided that if there is any conflict between this Agreement and the Merger Agreement, this Agreement shall control.

(b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto, and consequently, may not accurately characterize actual facts or circumstances.

6.3 Assignment. This Agreement shall not be assigned by any party by operation of Law or otherwise without the prior written consent of the other party.

6.4 Amendment; No Waiver. This Agreement may not be amended except by an instrument in writing between Parent and the Stockholder. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. In addition, (a) no claim or right arising out of this Agreement can be discharged by any party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by such party and (b) no notice to or demand on a party will be deemed to be a waiver of any obligation of such party and no notice from or demand by a party will be deemed to be a waiver of such party’s right to take further action without notice or demand as provided in this Agreement.

6.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

6.6 Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in Person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained and delivery is followed within one (1) Business Day by email pursuant to clause (c) or delivered in Person), (b) on the next Business Day if transmitted by national overnight courier or (c) on the date delivered if sent by email (provided that confirmation of email receipt is obtained; provided further that if such notice or other communication is also sent by another means provided for by this Section 6.6 within one (1) Business Day after sending such email, such notice or other communication shall be deemed to have been duly given on the date such email was sent irrespective of whether confirmation of email receipt is obtained), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):

if to Parent:

Taylor Morrison Home Corporation

4900 N. Scottsdale Rd., Suite 2000

Scottsdale, AZ 85251

Attention:                 Sheryl Palmer

Facsimile:                 (866) 227-6008

Email:                       SPalmer@taylormorrison.com

with copies (which shall not constitute notice) to:

Taylor Morrison Home Corporation

4900 N. Scottsdale Rd., Suite 2000

Scottsdale, AZ 85251

Attention:                 Darrell Sherman

                                  Benjamin A. Aronovitch

Facsimile:                (866) 390-2612; (866) 644-6190

Email:                      DSherman@taylormorrison.com

                                 BAronovitch@taylormorrison.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention:                 Justin G. Hamill

Facsimile:                (212) 757-3990

Email:                       jhamill@paulweiss.com

if to the Stockholder:

c/o TPG Real Estate

345 California Street, Suite 3300

San Francisco, CA 94104

Attention:              General Counsel

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention:              Sarkis Jebejian

                               Jonathan L. Davis

Facsimile:             (212) 446-4900

Email:                    Sarkis.Jebejian@kirkland.com

                               Jonathan.Davis@kirkland.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:            Adam O. Emmerich

                             John L. Robinson

Facsimile:           (212) 403-2000

Email:                 AOEmmerich@wlrk.com

                             JLRobinson@wlrk.com

6.7 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a) This Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware

(b) Each of the parties hereto irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising in connection herewith or any claim or cause of action arising in connection with this Agreement or the negotiation hereof, and any Proceeding for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to or arising from this Agreement or any of the transactions contemplated hereby or the negotiation hereof in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 6.7(b), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the Law, any claim that (A) the Proceeding in such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.6 and agrees that service made in such manner shall have the same legal force and effect as if served upon such party personally within the State of Delaware. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY

JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.7(c).

6.8 Specific Performance. The parties hereto agree that if any the provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at Law would exist and damages would be difficult to determine, and accordingly, (a) the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specific performance of the terms hereof, in each case in the Delaware Court of Chancery or, if such court shall not have jurisdiction, in any federal court located in the State of Delaware or any Delaware state court, this being in addition to any other remedy to which they are entitled at Law or in equity, (b) the parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any specific performance or injunctive relief and (c) the parties will waive, in any action for specific performance, the defense of adequacy of a remedy at Law. Either party’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a party in the case of a breach of this Agreement involving willful breach or fraud.

6.9 Mutual Drafting; Interpretation. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” are intended to refer to Sections of this Agreement. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular Section in which such words appear. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

6.10 Counterparts. This Agreement may be signed in any number of counterparts, including by facsimile or other electronic transmission each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Parent, on the one hand, and the Stockholder, on the other hand, shall have received a counterpart hereof signed by the other party hereto. Until and unless Parent, on the one hand, and the Stockholder, on the other hand, shall have received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

6.11 No Recourse. Notwithstanding any other provision of this Agreement, (i) this Agreement may be enforced only against, and any claim based upon, arising out of or related to a breach of this Agreement by the Stockholder may be made only against, the Stockholder in accordance with the terms hereof, (ii) none of the Stockholder’s affiliates or the Stockholder’s or its affiliates’ respective current, former or future directors, officers, employees, agents, partners, managers, members, general partners or limited partners, or representatives (collectively, the “Stockholder Related Parties”) shall have any liability for the performance of any obligations of the Stockholder, for any claims (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any oral representations made or alleged to be made in connection herewith and (iii) Parent shall have no rights of recovery in respect of this Agreement against any Stockholder Related Party, whether by or through attempted piercing of the corporate veil, by or through any claim (whether in tort, contract or otherwise) by or on behalf of the Stockholder against any Stockholder Related Party, by the enforcement of any judgment, fine or penalty or by virtue of any statute, regulation or other applicable requirements of law, or otherwise. Any liability of the Stockholder for money damages under this Agreement shall be satisfied solely out of the assets of the Stockholder. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Stockholder Related Party.

6.12 Other Stockholder Parties. Notwithstanding anything in this Agreement to the contrary, Parent acknowledges that certain of the Stockholder’s affiliates and other platforms trade securities and syndicated bank debt and originate loans (including the provision of debt financing for transactions similar to the transactions contemplated by the Merger Agreement) and nothing herein shall restrict the ability of such affiliates (other than the Stockholder) or platforms to trade securities (including Company Shares) and syndicated bank debt and originate loans in the ordinary course of business.

6.13 Other Agreements. Nothing in this Agreement shall prejudice in any way the Stockholder’s or its affiliates’ rights pursuant to the Management Agreement or the Stockholder’s Agreement; provided that if there is any conflict between this Agreement and the Stockholder’s Agreement, this Agreement shall control. For clarity, the parties hereto agree that the Company will pay to the Manager (as defined in the Management Agreement), at or prior to the Closing (as defined in the Merger Agreement), all unpaid Reimbursable Expenses and Monitoring Fees (each as defined in the Management Agreement), and that the Management

Agreement and the Stockholder’s Agreement shall terminate automatically upon the Closing pursuant to their terms without any further action of the parties to the Merger Agreement and (i) the Company, the Surviving Corporation, Parent and their respective affiliates shall have no liability to the Stockholder thereunder following the Closing (other than with respect to the foregoing payment obligations), and (ii) the Stockholder and its affiliates shall have no liability to the Company, the Surviving Corporation, Parent and their respective affiliates thereunder following the Closing.

6.14 Further Actions. From time to time, at the reasonable request of Parent and without further consideration, prior to the termination of this Agreement, the Stockholder shall execute and deliver such additional documents and instruments and take all such further action as may be reasonably required to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement.

6.15 Certain Definitions.

(a) “beneficial ownership” means, with respect to any securities, the ownership of such security by any “beneficial owner” as such term is defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The terms “beneficial owner,” “beneficially own,” “beneficially owned” and similar terms shall have a correlative meaning.

(b) “Constructive Disposition” means, with respect to any Subject Shares, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative, swap, “put-call,” margin, securities lending or other transaction that has or reasonably would be expected to have the effect of changing, limiting, arbitraging or reallocating the economic benefits and risks of ownership of such security.

(c) “Management Agreement” shall mean the Management Services Agreement dated as of June 20, 2013, by and between the Company and the Manager (as defined therein).

(d) “Permitted Transfer” shall mean, in each case, with respect to the Stockholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) the Stockholder is and at all times has been in compliance with this Agreement, any Transfer of Subject Shares by the Stockholder to an affiliate of the Stockholder, so long as such affiliate, in connection with such Transfer, executes a customary joinder to this Agreement in a form reasonably acceptable to Parent pursuant to which such affiliate agrees to become a party to this Agreement in the same manner as the Stockholder and be subject to the restrictions applicable to the Stockholder and otherwise become a party for all purposes of this Agreement; provided that no such Transfer shall relieve the transferring Stockholder from its obligations under this Agreement, other than with respect to the Company Shares transferred in accordance with the foregoing provision.

(e) “Stockholder’s Agreement” shall mean the Stockholders’ Agreement dated as of June 20, 2013, by and between the Company and the Stockholder.

(f) “Transfer” means any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition, tender, exchange, gift or other transfer or disposition (by operation of Law or otherwise, including, without limitation, by way of Constructive Disposition), either voluntary or involuntary, of any Subject Shares (or any securities convertible or exchangeable into Subject Shares) or interest in any Subject Shares, excluding entry into this Agreement.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first above written.

TAYLOR MORRISON HOME CORPORATION

By:	/s/ Sheryl D. Palmer
	Name:	Sheryl D. Palmer
	Title:	Chairman, President, and Chief Executive Officer

TPG AVIATOR, L.P.

By: TPG ADVISORS VI, INC, its general partner

By:	/s/ Michael LaGatta
	Name:	Michael LaGatta
	Title:	Vice President

[Signature Page to Voting Agreement]